Exhibit 10.4.1

CONFIDENTIAL

FIRST AMENDMENT TO

GALECTIN-3 LICENSE AND DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO GALECTIN-3 LICENSE AND DISTRIBUTION AGREEMENT (this “First Amendment”) is entered into as of February 3, 2010 (the “First Amendment Date”) by and between Abbott Laboratories, a corporation of the state of Illinois, having its principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”) and BG Medicine, Inc., a corporation of the state of Delaware, having its principal place of business at 610 Lincoln Street North, Waltham, Massachusetts 02451 (“BGM”).

RECITALS

A. Abbott and BGM are parties to that certain Galectin-3 License and Distribution Agreement, dated as of November 11, 2009 (the “Agreement”), pursuant to which BGM granted Abbott a license under BGM’s Patent Rights to commercialize Products in the Territory.

B. Pursuant to Section 2.1 of the Agreement, prior to commercializing a Product for use on a point-of-care platform, Abbott must first notify BGM in writing of its desire to do so, and the Parties must negotiate in good faith to amend the Agreement accordingly.

C. The Parties now to desire to amend the Agreement as contemplated by Section 2.1 to address point-of-care Products, on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreement contained herein, and upon the terms and subject to the conditions set forth below, Abbott and BGM hereby agree as follows:

AMENDMENT

1. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

2. This First Amendment shall constitute the written notice required from Abbott pursuant to Section 2.1 of the Agreement.

3. A new Section 1.10A is hereby added to the Agreement to read as follows:

1.10A “Non-POC Product” means any Product other than a POC Product.

4. A new Section 1.12A is hereby added to the Agreement to read as follows:

1.12A “POC Product” means a specific type of Product developed for use on unit-of-use or point-of-care instruments.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5. The penultimate paragraph of Section 3.2 is hereby amended and restated in its entirety, and a new paragraph is hereby added immediately thereafter, to read as follows:

If: (1) pursuant to [***] above, an [***] confirms that the [***] by BGM and the BGM Licensees in the given [***] period was [***] Dollars (US $[***]); and (2) the [***] for [***] is [***] (i.e., [***]% or more) than the [***] for [***] by BGM and the BGM Licensees that are [***] to the POC Products and/or Non-POC Products, respectively, then [***] to [***] in [***] for that particular Product category.

If Abbott is entitled to a reduction in Product Fee pursuant to this Section 3.2, then the adjusted Product Fee for POC Products or Non-POC Products, as applicable, shall not exceed [***] percent ([***]%) of Abbott’s then current [***] for POC Products or Non-POC Products, respectively.

6. Section 5.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

5.1 Clinical Studies and Clinical Indications.

(a)	BGM shall use Commercially Reasonable Efforts to validate the clinical use of Galectin-3 as described on Exhibit 5.1 and any amendments added to Exhibit 5.1 by mutual written agreement of the Parties.

(b)	BGM shall provide Abbott or its Affiliate with: (i) reasonable quantities of Galectin-3 reagents, at no cost where cell lines or technology may be transferred to Abbott or its Affiliate, or otherwise at BGM’s actual cost; and, at no cost, access to aliquots of samples, owned or controlled by BGM and used by BGM to establish claims for other Galectin-3 products; and/or (ii) to the extent reasonably possible the ability to include Abbott’s or its Affiliate’s Galectin-3 Products in clinical studies being sponsored by BGM.

(c)	Abbott or its Affiliate will use Commercially Reasonable Efforts to negotiate for and, if successful, pay for the inclusion of Galectin-3 testing in its current point-of-care study evaluating [***].

(d)	The Parties shall discuss the protocols, intended use objectives, status, results and opportunities for expanded clinical claims for the Products during the quarterly Steering Committee meetings.

7. A new Article 5A is hereby added to the Agreement to read as follows:

ARTICLE 5A.POINT-OF-CARE DEVELOPMENT

5A.1 Development Timeline. The preliminary timeline for Abbott or its Affiliate to develop a POC Product is as follows:

(a)	The Parties will [***] for the POC Product within [***] ([***]) days after the First Amendment Date;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b)	Abbott or its Affiliate to [***] POC Product [***] within [***] ([***]) days after agreement is reached pursuant to the preceding paragraph (a);

(c)	Abbott or its Affiliate to [***] POC Product [***] by [***];

(d)	Abbott or its Affiliate to [***] POC Product [***] by [***];

(e)	Abbott or its Affiliate to [***] and [***] for the POC Product by [***]; and

(f)	Abbott or its Affiliate to [***] POC Product by [***], or, if later, as soon as reasonably practicable following [***].

The activities and dates set forth in paragraphs (a) through (d) above are for informational and planning purposes only, and Abbott’s failure to achieve the milestones in such paragraphs by the specified dates shall not constitute a breach of this Agreement. The milestones set forth in paragraphs (e) and (f) above shall be subject to Section 5A.2.

5A.2 Extensions. If at any time Abbott or its Affiliate experiences technical or other difficulties in the POC Product development program set forth above, it shall promptly notify BGM and the Parties shall negotiate in good faith to agree upon an appropriate extension of time for Abbott to achieve the applicable milestone(s). Without limiting the foregoing, if, despite using Commercially Reasonable Efforts, Abbott or its Affiliate fails to achieve the milestones in Section 5A.1(e) and/or 5A.1(f), BGM shall agree to extend the milestone dates set forth in Section 5A.1(e) and/or 5A.1(f) for up to twelve (12) months, unless a longer period of time is agreed by the Parties.

5A.3 Termination of Point-of-Care Rights. If Abbott or its Affiliate fails to achieve the milestones in Section 5A.1(e) and/or 5A.1(f) by the dates set forth therein, as extended pursuant to Section 5A.2, then the Parties shall discuss the reasons for such failure and in good faith negotiate possible additional extensions or other alternative solutions. If the Parties are unable to reach agreement as to additional extensions or other alternatives after thirty (30) days of good faith negotiations, then BGM may, upon thirty (30) days prior written notice to Abbott, terminate Abbott’s rights under this Agreement solely with respect to POC Products, subject to Section 12.12 if Abbott disagrees. In such event, all of Abbott’s rights with respect to Non-POC Products, and all other provisions of this Agreement (except to the extent related to POC Products) shall remain in full force and effect. Failure by Abbott or its Affiliate to achieve the milestones set forth in Section 5A.1(e) or 5A.1(f) shall not constitute a breach of this Agreement, and this Section 5A.3 constitutes BGM’s sole and exclusive remedy with respect to such failure.

8. The first paragraph of Section 11.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

11.2

Abbott Termination. Abbott shall have the right to terminate this Agreement with respect to either the POC Products or the Non-POC Products (and termination as to one product category will not terminate this Agreement as to the other product

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

category), or both the POC Products and the Non-POC Products, on thirty (30) days written notice to BGM without further payments due to BGM, other than payment obligations that have accrued prior to termination, if Abbott determines that any of the following occurs:

9. The following sentence is hereby appended to the end of Section 11.3 of the Agreement:

For avoidance of doubt, nothing in this Section 11.3 shall apply to POC Products, which the Parties acknowledge and agree are not addressed in the Umbrella Agreement.

10. A new Section 12.18 is hereby added to the Agreement to read as follows:

12.18	Third Party Beneficiary. Without limiting any provision in this Agreement, Abbott’s Affiliate, Abbott Point of Care Inc., a Delaware corporation, is hereby expressly designated by the Parties as a third party beneficiary with respect to this Agreement.

11. Except as expressly amended by this First Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

12. This First Amendment may be executed in two (2) original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first above written.

ABBOTT LABORATORIES		BG MEDICINE, INC.

By:	/s/ Illegible for Michael Warmuth	By:	/s/ Pieter Muntendam
	Michael J. Warmuth		Pieter Muntendam
Title:	Senior Vice President, Diagnostics	Title:	President & CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.